LOSS PER SHARE (Q1)	3 Months Ended
Mar. 31, 2024
Profit/(loss) per Share attributable to common stockholders:
LOSS PER SHARE
NOTE 11 – LOSS PER SHARE
Basic loss per share is calculated by dividing net income by the weighted average number of shares of stock outstanding during the period. Diluted loss per share is calculated by dividing net loss by the weighted average number of shares outstanding during the period adjusted for the effect of dilutive potential shares from convertible notes and warrants. There were no dilutive potential common shares for three months ended March 31, 2024 and 2023, because the Company incurred a net loss and the potential dilutive shares are anti-dilutive. As such, basic and diluted losses per common share are the same.
Total common stock equivalents excluded from dilutive loss per share are as follows:

	March 31, 2024	March 31, 2023
Convertible notes	6,250,000	—
Warrants	21,491,229	—
Total common stock equivalents excluded from dilutive loss per share	27,741,229	—
As noted in Note 14, in connection with the litigation initiated by ARC against DWAC in the Delaware Court of Chancery and the Closing of the Business Combination, the Company deposited 4,667,033 shares into an escrow account, to be held until the action concludes. While in escrow, such shares are generally not considered by the Company to be issued and outstanding. For purposes of basic and diluted loss per share (and the table above), these shares are not included until the contingency (litigation) is resolved.